UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report: July 26, 2012

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

727 Fifth Avenue, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 25, 2012, the Registrant issued $150,000,000 of its 4.40% Series B Senior Notes due July 25, 2042 to The Prudential Insurance Company of America (“Prudential”) and certain of Prudential’s affiliated companies (together, the “Prudential Entities”) and $100,000,000 of its 4.40% Series B Senior Notes due July 25, 2042 to Metropolitan Life Insurance Company (“MetLife”) and certain of MetLife’s affiliated companies (together, the “MetLife Entities”), in each case in a transaction exempt from the registration requirements of the Securities Act of 1933. Prudential and certain of its affiliated companies also hold the Registrant’s 9.05% Series A Senior Notes due December 23, 2015, and MetLife and certain of its affiliated companies also hold the Registrant’s 10.0% Series A Senior Notes due April 9, 2018 and the Registrant’s 1.72% Senior Notes due September 1, 2016. The proceeds from the issuance of the Registrant’s 4.40% Series B Senior Notes referenced above (the “Notes”) are being used to repay $60,000,000 in principal amount of indebtedness outstanding under the Registrant’s 6.56% Series D Senior Notes due July 18, 2012 and for general corporate purposes.

In connection with the issuance of the Notes, the Registrant entered into an Amended and Restated Note Purchase and Private Shelf Agreement with the Prudential Entities (the “Prudential Agreement”) and an Amended and Restated Note Purchase and Private Shelf Agreement with the MetLife Entities (the “MetLife Agreement” and, together with the Prudential Agreement, the “Agreements”). The Prudential Agreement amends and restates the Note Purchase and Private Shelf Agreement dated as of December 23, 2008 by and among the Company, Prudential and Prudential’s affiliated companies party thereto and the Series A Senior Notes issued thereunder, and the MetLife Agreement amends and restates the Note Purchase and Private Shelf Agreement dated as of April 9, 2009 by and among the Company, MetLife and MetLife’s affiliated companies party thereto and the Series A Senior Notes issued thereunder.

The Agreements require equal amortization payments in respect of the Notes on the date that is the tenth, fifteenth, twentieth and twenty-fifth anniversary of the date of issuance, and repayment in full of the remaining indebtedness thereunder upon maturity of the Notes. The Agreements contain customary representations and warranties, conditions to closing, obligations of the parties, events of default (the occurrence of which could lead to the accelerated repayment of the indebtedness outstanding under the Agreements) and certain affirmative, financial and negative covenants, which limit, among other items, the incurrence of indebtedness and liens, and the occurrence of asset sales and consolidations and mergers. The Agreements also provide for future issuances of additional notes, subject to the discretion of MetLife and Prudential, as applicable.

In addition, Tiffany and Company, Tiffany & Co. International and Tiffany & Co. Japan Inc. (together, the “Guarantors”), each of which is a wholly owned direct or indirect subsidiary of the Registrant, entered into a Guaranty Agreement with respect to each of the Agreements. Pursuant to the Guaranty Agreements, the Guarantors will provide a full and unconditional guaranty of the Registrant’s obligations under the Agreements.

The Prudential Agreement is filed as Exhibit 10.155 to this Current Report on Form 8-K, and the Guaranty Agreement that was executed in connection with the Prudential Agreement is filed as Exhibit 10.156 to this Current Report on Form 8-K. The MetLife Agreement is filed as Exhibit 10.159 to this Current Report on Form 8-K, and the Guaranty Agreement that was executed in connection with the MetLife Agreement is filed as Exhibit 10.160 to this Current Report on Form 8-K. The description of the material terms of each of these agreements is qualified in its entirety by reference to such exhibits.

On July 26, 2012, the Registrant entered into Commitment Increase Supplements (the “Supplements”) to each of the Three Year Credit Agreement and the Five Year Credit Agreement (each, a “Credit Agreement”), each dated as of December 21, 2011, by and among the Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other borrowers party thereto, the lenders party thereto and The Bank of New York Mellon, as Administrative Agent. Pursuant to the Supplements, the aggregate commitments of the lenders that were party to the Supplements were increased under each Credit Agreement by $75,000,000.

The Supplements are filed as Exhibits 10.146a and 10.164a to this Current Report on Form 8-K. The description of the material terms of each of these Supplements is qualified in its entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation of a Registrant

The information included in Item 1.01 above related to the Agreements and the Supplements is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.146a	Commitment Increase Supplement, dated as of July 26, 2012, to the Three Year Credit Agreement, dated as of December 21, 2011, by and among the Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto and The Bank of New York Mellon, as Administrative Agent (filed as Exhibit 10.146 with the Registrant’s Report on Form 8-K dated December 31, 2011).

10.155	Amended and Restated Note Purchase and Private Shelf Agreement dated as of July 25, 2012 by and among the Registrant and various institutional note purchasers with respect to the Registrant’s $100 million principal amount of 9.05% Series A Senior Notes due December 23, 2015, $150 million principal amount of 4.40% Series B-P Senior Notes due July 25, 2042 and private shelf facility.

10.156	Guaranty Agreement dated July 25, 2012 with respect to the Amended and Restated Note Purchase and Private Shelf Agreement (see Exhibit 10.155 above) by Tiffany and Company, Tiffany & Co. International and Tiffany & Co. Japan Inc. in favor of each of the note purchasers.

10.159	Amended and Restated Note Purchase and Private Shelf Agreement dated as of July 25, 2012 by and among the Registrant and various institutional note purchasers with respect to the Registrant’s $50 million principal amount of 10.0% Series A Senior Notes due April 9, 2018, $100 million principal amount of 4.40% Series B-M Senior Notes due July 25, 2042 and up to $50 million private shelf facility.

10.160	Guaranty Agreement dated July 25, 2012 with respect to the Amended and Restated Note Purchase and Private Shelf Agreement (see Exhibit 10.159 above) by Tiffany and Company, Tiffany & Co. International and Tiffany & Co. Japan Inc. in favor of each of the note purchasers.

10.164a	Commitment Increase Supplement, dated as of July 26, 2012, to the Five Year Credit Agreement, dated as of December 21, 2011, by and among the Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto and The Bank of New York Mellon, as Administrative Agent (filed as Exhibit 10.164 with the Registrant’s Report on Form 8-K dated December 31, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.

BY:	/s/ Patrick B. Dorsey
Patrick B. Dorsey Senior Vice President, Secretary and General Counsel

Date: July 26, 2012

Exhibit List

10.146a	Commitment Increase Supplement, dated as of July 26, 2012, to the Three Year Credit Agreement, dated as of December 21, 2011, by and among the Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto and The Bank of New York Mellon, as Administrative Agent (filed as Exhibit 10.146 with the Registrant’s Report on Form 8-K dated December 31, 2011).

10.155	Amended and Restated Note Purchase and Private Shelf Agreement dated as of July 25, 2012 by and among the Registrant and various institutional note purchasers with respect to the Registrant’s $100 million principal amount of 9.05% Series A Senior Notes due December 23, 2015, $150 million principal amount of 4.40% Series B-P Senior Notes due July 25, 2042 and private shelf facility.

10.156	Guaranty Agreement dated July 25, 2012 with respect to the Amended and Restated Note Purchase and Private Shelf Agreement (see Exhibit 10.155 above) by Tiffany and Company, Tiffany & Co. International and Tiffany & Co. Japan Inc. in favor of each of the note purchasers.

10.159	Amended and Restated Note Purchase and Private Shelf Agreement dated as of July 25, 2012 by and among the Registrant and various institutional note purchasers with respect to the Registrant’s $50 million principal amount of 10.0% Series A Senior Notes due April 9, 2018, $100 million principal amount of 4.40% Series B-M Senior Notes due July 25, 2042 and up to $50 million private shelf facility.

10.160	Guaranty Agreement dated July 25, 2012 with respect to the Amended and Restated Note Purchase and Private Shelf Agreement (see Exhibit 10.159 above) by Tiffany and Company, Tiffany & Co. International and Tiffany & Co. Japan Inc. in favor of each of the note purchasers.

10.164a	Commitment Increase Supplement, dated as of July 26, 2012, to the Five Year Credit Agreement, dated as of December 21, 2011, by and among the Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto and The Bank of New York Mellon, as Administrative Agent (filed as Exhibit 10.164 with the Registrant’s Report on Form 8-K dated December 31, 2011).